UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                      AMENDMENT TO FORM 8-K (June 16, 1999)

Date of Report (Date of earliest event reported) June 16, 1999

Commission File Number: 001-13657

                         STANDARD AUTOMOTIVE CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                     52-2018607
            --------                                     ----------
    (State of Incorporation)                (I.R.S. Employer Identification No.)

321 Valley Road, Hillsborough, NJ                        08876-4056
---------------------------------                        ----------
(Address of principal executive offices)                 (Zip Code)

                                 (908) 874-7778
                                 --------------
                         (Registrant's telephone number)

                                 Not applicable
                                 --------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

                                EXPLANATORY NOTE

      This Amendment on Form 8-K/A ("Report") to the Current Report on Form 8-K (June 16, 1999) of Standard Automotive Corporation (the "Company") amends and restates required financial information in Item 7(a) "Financial Information of the Business Acquired" and in Item 7(b) "Pro Forma Financial Information."

      In June 1999, the Company, through its wholly owned subsidiary, Critical Components Corporation, acquired substantially all of the assets of Ranor, Inc. ("Ranor"). Following that acquisition, the Company filed certain financial statements of Ranor and pro forma financial information in the Current Report on Form 8-K (June 16, 1999), based upon information provided by the former owners of Ranor and certified to by Ranor's then outside auditors. Due to a misapplication by the former owners of Ranor of an accounting principle - the American Institute of Certified Public Accountant's Statement of Position 81-1, Accounting for Performance of Construction-Type and Certain Production-Type Contracts - as certified to by Ranor's then outside auditors, the Company has restated Ranor's financial statements for the fiscal year ended December 31, 1998 and the previously filed pro forma information. These financial statements have been audited by Arthur Andersen LLP and Arthur Andersen's unqualified opinion dated May 31, 2000 is attached. The Company is currently in arbitration with the former owners of Ranor and in litigation with Ranor's outside auditors at the time of the acquisition to recover a portion of both the purchase price and certain adjustments made at the closing of the sale of Ranor's assets.

Item 7. Financial Statements of the Business Acquired, Pro Forma Financial Information and Exhibits

(a) Financial Statements of the Business Acquired

      The restated financial statements required to be filed by this Item with this Report for the acquisition of substantially all of the assets of Ranor for the fiscal year ended December 31, 1998 are filed herewith as
      Exhibit 99.1.

(b) Pro Forma Financial Information

      The restated pro forma unaudited financial information required to be filed with this Report is included as Exhibit 99.2.

(c) Exhibits

      23.1  Consent of Arthur Andersen LLP
      99.1  Restated Financial Statements for Ranor, Inc. as of December 31,
            1998
      99.2  Restated Pro Forma Financial Information
      27    Financial Data Schedule

                                   Signatures

      Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STANDARD AUTOMOTIVE CORPORATION
        (Registrant)


/s/ Joseph Spinella                           October 25, 2000
--------------------------------------------------------------
Joseph Spinella
Chief Financial Officer